Exhibit 99.1
RGB Blue Bars 112 164 234 Northwest Red 203 13 7 Gold 186 169 84

The use of words, such as "may", "might", "will", "should", "expects", "plans", "anticipates", "believes", "estimates", "intends", "future", "potential" or "continue", the negative of these terms and other comparable terminology are intended to identify forward-looking statements. These statements are only predictions based on our current expectations and projections about future events. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements. In this regard, you should specifically consider the numerous risks outlined in our registration statement in the section entitled, "Risk Factors." Forward-Looking Statement

Phil Trenary President and CEO Peter Hunt Vice President and CFO

Route Network A Major Presence in All Northwest Domestic Hubs January 2006 schedule - DTW, MEM, MSP, Multi-hub Percentage of NWA's domestic departures: DTW - 24% MEM - 46% MSP - 18%

Pre-Tax Margin Performance Republic Skywest Expressjet Pinnacle Mesa Mesaba Pre-Tax Margin 0.1 0.096 0.095 0.094 0.079 -0.023 Pinnacle and Mesaba pre-tax margin percentages exclude non-recurring charges of $53,914 and $36,509, respectively. Margins in Line with Industry Avg 7.4%

Substantial Growth 1999 2000 2001 2002 2003 2004 105 132 202 332 457 635 1999 - 2004 CAGR of 43% Pinnacle Revenue Growth 1999 2000 2001 2002 2003 2004 535 687 1154 1714 2678 4219 Pinnacle ASM Growth 1999 - 2004 CAGR of 51% Management Has Led Significant Growth

Significant Cost Reductions 2002 2003 2004 YTD Sept 05 CASM (in cents) 16.56 14.66 13.47 13.04 21.3% Cost Reduction Management Has Consistently Driven Down Unit Costs Since 2002 2005 excludes provision for losses associated with Northwest and Mesaba bankruptcy filings of $34.5m, net of tax.

Margin Performance ASA Air Wisc Skywest Mesa Pinnacle 2318 2166 1973 1799 1733 Avg 1,988 Pinnacle Maintains Competitive Operating Costs Source: Form41

Pinnacle Labor Relations 2006 2005 2008 2007 2009 2004 April: Pilots July: Flight Attendants March: Ground Services - Ramp Labor philosophy Competitive pay rates High productivity Long-term agreements Productivity exceeds peers Pilot productivity of 68.7 block hours/month in Oct 2005 Customer Service is 71% part-time as of Oct 2005 - 2 to 3 hour shifts Flight Attendants - 38% part-time as of Oct 2005 with no minimum pay guarantee 2010

Labor Comparisons XJT SKYW MAIR PNCL MESA Pay Rate 1.083 1.017 0.999 0.959 0.941 SKYW XJT MAIR MESA PNCL Pay Rate 1.059 1.049 1.025 0.951 0.915 SKYW XJT MAIR PNCL MESA Pay Rate 1.092 1.087 1.064 0.938 0.821 SKYW PNCL XJT MAIR MESA Pay Rate 1.122 1.017 1.011 0.974 0.876 Source: RAA data based upon PNCL seniority Pinnacle's Labor Rates Are Competitive

Northwest Restructuring Currently operating under terms of existing Airline Services Agreement Operating 124 CRJs, representing more than 25% of NWA's domestic departures Maintaining cooperative relationship Anticipate remaining a long-term partner with Northwest Restructured relationship will likely result in removal of scope restrictions at Pinnacle

Focused on 70-90 Seat Regional Jet Opportunities Opportunity to grow with Northwest as it restructures its domestic network Well positioned for additional regional capacity up to 75 seats Opportunities with other partners Opportunity to provide regional airline services to other major carriers as a result of: Low cost structure Strong operational performance Proven ability to accommodate significant operations growth Elimination of NWA scope restriction Would consider other avenues of growth (50 seat RJ, turboprop) if market develops

Income Statement ($MM except share data) 2005 excludes provision for losses associated with Northwest and Mesaba bankruptcy filings of $34.5m, net of tax, and gain on extinguishment of debt of $11.3m, net of tax.

Cash Flow Statement ($MM) Pre-petition receivable represents amounts stayed as a result of NWA bankruptcy filing and thus not paid to Pinnacle through September 2005, offset by estimated tax payments that would have otherwise been made through that time.

RGB Blue Bars 112 164 234 Northwest Red 203 13 7 Gold 186 169 84